Income Taxes	12 Months Ended
Mar. 31, 2011
Income Taxes [Abstract]
Income Taxes

10. Income Taxes

     Income (loss) before income taxes for the fiscal years ended March 31, 2011, 2010, and 2009 are provided in the table as follows (in thousands):

	For the fiscal years ended March 31,
	2011	2010	2009
Income (loss) before income tax expense:
U.S	$(61,436	$(43,672	$(38,802)
Foreign	(108,895)	80,428	30,902
Total	$(170,331)	$36,756	$(7,900)

     The components of income tax expense (benefit) attributable to continuing operations consist of the following (in thousands):

	For the fiscal years ended
	March 31,
	2011	2010	2009
Current
Federal	$—	$—	$—
State	—	—	—
Foreign	12,438	23,215	8,589
Total current	12,438	23,215	8,589
Deferred
Federal	(221)	30	30
State	(34)	5	6
Foreign	3,770	(2,742)	110
Total deferred	3,	(2,707)	146
Income tax expense	$15,953	$20,508	$8,735

     The reconciliation between the statutory federal income tax rate and the Company's effective income tax rate is shown below.

	For the fiscal years ended
	March 31,
	2011	2010	2009
Statutory federal income tax rate	(34%)	34%	(34)%
State income taxes, net of federal benefit	(1)	(6)	(24)
State rate change	—	—	36
Foreign income tax rate differential	4	(20)	(38)
Stock options	1	3	5
Nondeductible expenses	—	1	—
Research and development credit	(1)	(2)	(7)
Goodwill Impairment	7	—	—
Valuation allowance	33	46	173
Effective income tax rate	9%	56%	111%

The following is a summary of the principal components of the Company's deferred tax assets and liabilities (in thousands):

	For the year ended
	March 31,
	2011	2010
Deferred tax assets:
Net operating loss carryforwards	$194,216	$176,028
Research and development and other credits	9,324	7,439
Accruals and reserves	45,917	4,664
Fixed assets and intangibles	3,042	63
Other	20,277	9,373
Gross deferred tax assets	272,776	197,567
Valuation allowance	(220,596)	(187,358)
Total deferred tax assets	52,180	10,209
Deferred tax liabilities:
Intangibles from acquisitions	(378)	(710)
		—
Intercompany debt	(33,872)
		—
Other	(17,720)
Fixed assets and intangibles	(210)	(5,946)
Total deferred tax liabilities	(52,180)	(6,656)
Net deferred tax assets	$—	$3,553

     The Company has provided a full valuation allowance against its net deferred income tax assets since it is more likely than not that its deferred tax assets are not currently realizable due to the net operating losses incurred by the Company since its inception and net operating losses forecasted in the future. The Company has recorded a deferred tax asset of approximately $14.9 million reflecting the benefit of deductions from the exercise of stock options. This deferred tax asset has been fully reserved since it is more likely than not that the tax benefit from the exercise of stock options will not be realized. The tax benefit will be recorded as a credit to additional paid-in capital if realized.

     At March 31, 2011, the Company has aggregate net operating loss carryforwards in the U.S. for federal and state income tax purposes of approximately $539 million and $295 million, respectively, which expire in the years ending March 31, 2012 through 2031. Also included in the U.S. net operating losses is approximately $0.7 million and $3.7 million of acquired losses from Superconductivity, Inc. and Power Quality Systems, Inc., respectively. Of this amount, $52.3 million results from excess tax deductions from stock option exercised in 2006 through 2011. Pursuant to the guidance on accounting for stock-based compensation, the deferred tax asset relating to excess tax benefits from these exercises was not recognized for financial statement purposes. The future benefit from these deductions will be recorded as a credit to additional paid-in capital when realized. Research and development and other tax credit carryforwards amounting to approximately $7.2 million and $3.2 million are available to offset federal and state income taxes, respectively, and will expire in the fiscal years ending March 31, 2012 through 2031.

     For the year ended March 31, 2011, the Company incurred a net operating loss ("NOL") in its Austrian operation of approximately $65 million which can be carried forward indefinitely subject to certain annual limitations and immaterial amounts of current and net operating loss carryforwards for its other foreign operations, excluding China which incurred taxable income, which can be carried forward indefinitely.

     Section 382 of the Internal Revenue Code of 1986, as amended (the "IRC"), provides limits on the extent to which a corporation that has undergone an ownership change (as defined) can utilize any NOL and general business tax credit carryforwards it may have. The Company performed a study to determine whether Section 382 could limit the use of its carryforwards in this manner. After completing this study, the Company has concluded that the limitation will not have a material impact on its ability to utilize its net operating loss carryforwards.

     For the year ended March 31, 2011, a portion of the deferred tax liabilities created by goodwill in prior years as a result of an U.S. acquisition has been written off. As a result, a deferred tax asset has been recorded with a corresponding increase to the Company's valuation allowance since it is more likely than not that the tax benefit from the deduction will not be realized. As a result of the impairment of goodwill, this deferred tax liability was reversed as of March 31, 2011. This deferred tax liability was approximately $0.3 million for the year ended March 31, 2010.

     The estimated amount of undistributed earnings of our foreign subsidiaries is approximately $118 million at March 31, 2011. No amount for U.S. income tax has been provided on the undistributed earnings of our foreign subsidiaries because the Company considers such earnings to be permanently reinvested. In the event of distribution of those earnings in the form of dividends or otherwise, the Company would be subject to U.S. income taxes, subject to an adjustment, if any, for foreign tax credits. Determination of the amount of U.S. income tax liability that would be incurred is not practicable because of the complexities associated with this hypothetical calculation.

     Accounting for income taxes requires a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if, based on the technical merits, it is more likely than not that the position will be sustained upon audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate settlement. The Company reevaluates these uncertain tax positions on a quarterly basis. This evaluation is based on factors including, but not limited to, changes in facts or circumstances, changes in tax law, effectively settled issues under audit and new audit activity. Any changes in these factors could result in the recognition of a tax benefit or an additional charge to the tax provision. The Company has gross unrecognized tax benefits of approximately $0.3 million and $0.2 million at March 31, 2011 and 2010, respectively. These amounts represent the amount of unrecognized tax benefits that, if recognized, would result in a reduction of the Company's effective tax rate.

A tabular roll forward of the Company's uncertainties in income tax provision liability is presented below (in thousands):

Balance at March 31, 2009	$105
Increase for tax positions related to fiscal 2009	90
Balance at March 31, 2010	195
Increase for tax positions related to fiscal 2010	102
Balance at March 31, 2011	$297

     The Company accounts for interest and penalties related to uncertain tax positions as part of its provision for federal and state income taxes. Any unrecognized tax benefits, if recognized, would favorably affect its effective tax rate in any future period. The Company does not expect that the amounts of unrecognized benefits will change significantly within the next 12 months. Interest and penalties were recorded beginning in fiscal 2010 but were immaterial amounts.

     The Company conducts business globally and, as a result, its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. Major tax jurisdictions include the U.S., China and Austria. All U.S. income tax filings for fiscal years ending March 31, 1995 through 2011 remain open and subject to examination and all years from calendar year 2003 through fiscal 2010 remain open and subject to examination in Austria. Tax filings in China for calendar years 2008 through 2010 will remain open and subject to examination.